                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):
December 16, 1996

                      ADVANTA CREDIT CARD MASTER TRUST II
             (Exact name of Registrant as specified in its charter)

   New York                Reg. No. 333-05433                Not Required
(State or other            (Commission File                (I.R.S. Employer
 jurisdiction                   Number)                     Identification
of incorporation)                                               Number)

                           Advanta National Bank USA
                          Attention: Gene S. Schneyer
                     Delaware Corporate Center I, Suite 120

                One Righter Parkway, Wilmington, Delaware 19803

                          (Address of Owner/Servicer)

                    (Address of principal executive offices)

               (302) 266-5600 (Telephone Number of Owner/Servicer)
                        (Registrant's Telephone Number)

                              Advanta National Bank
                                 501 Carr Road
                           Wilmington, Delaware 19809
                                 (302) 791-4400

         Items 1-4. Inapplicable.

         Item 5. Other Events.

Revised information relating to the distributions to Certificateholders for the November 1996 Monthly Period of the Trust in respect of the Floating Rate Asset Backed Certificates: Series 1996-E (the "Certificates") issued by the Registrants and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of December 1, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement"), between Advanta National Bank USA and Bankers Trust Company, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

         Item 6.          Inapplicable.

         Item 7.          Financial Statements,
                          Pro Forma Financial Information and Exhibits.


1. Monthly Reports for the November 1996 Monthly Period relating to Floating Rate Asset Backed Certificates: Series 1996-E issued by the Advanta Credit Card Master Trust II.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ADVANTA CREDIT CARD MASTER TRUST II
                   (Registrant)

                                  BY:      ADVANTA NATIONAL BANK USA

                   (Owner/Servicer)

Date: December 16, 1996                     By: /s/Michael Coco
                                               --------------------
                                           Name:   Michael Coco
                                           Title:  Vice President

                                 EXHIBIT INDEX

                                                                                      Sequential
Exhibit                                                                              Page Number
1.   Monthly Reports for the November 1996 Monthly Period relating to                    5
     Asset Backed Certificates Series 1996-E issued by the ADVANTA
     Credit Card Master Trust II.





                                                                November, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA

                    ---------------------------------------

                      ADVANTA CREDIT CARD MASTER TRUST II